Exhibit 10.3

FIRST AMENDMENT TO AMENDED AND RESTATED MASTER LEASE AGREEMENT

FIRST AMENDMENT TO AMENDED AND RESTATED MASTER LEASE AGREEMENT (this “Amendment”) is entered into as of November 11, 2020, (the “Effective Date”) by and between the entities set forth on Schedule 1, each a Delaware limited liability company (collectively, “Landlord”), and CRACKER BARREL OLD COUNTRY STORE, INC., a Tennessee corporation, CBOCS WEST, INC., a Nevada corporation, CBOCS TEXAS, LLC, a Tennessee limited liability company, and CBOCS PROPERTIES, INC., a Michigan corporation (collectively, “Tenant”).

RECITALS

A.	Landlord and Tenant are parties to that certain Amended and Restated Master Lease Agreement, dated August 4, 2020, by and between Landlord and Tenant (as amended, the “Lease”).

B.
Landlord and Tenant desire to sever the Lease into two leases to facilitate Landlord’s financing of the Property by removing the Sites set forth on Exhibit C attached hereto and made a part hereof (the “Assigned Sites”) from the Lease and entering into that certain Master Lease Agreement (the “Assigned Lease”), dated as of the date hereof, by and between the entities set forth on Exhibit C, each a Delaware limited liability company, as landlord (collectively, “Assigned Landlord”) and CRACKER BARREL OLD COUNTRY STORE, INC., a Tennessee corporation, CBOCS WEST, INC., a Nevada corporation, CBOCS TEXAS, LLC, a Tennessee limited liability company, and CBOCS PROPERTIES, INC., a Michigan corporation (collectively, “Assigned Tenant”).

C.	Landlord and Tenant are entering into this Amendment and Assigned Landlord and Assigned Tenant are entering into the Assigned Lease to sever, amend and restate the Lease in its entirety.

NOW THEREFORE, in consideration of the mutual promises, covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.	Recitals; Defined Terms: The recitals are hereby incorporated as if fully set forth herein. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Lease.

2.	Amendments: The Lease is hereby amended as follows:

(i)	Schedule 1(E): Schedule 1(E) of the Lease is hereby deleted in its entirety and replaced the Exhibit 1(E) attached hereto.

(ii)	Exhibit A: Exhibit A of the Lease is hereby deleted in its entirety and replaced with Exhibit A attached hereto.

(iii)	Exhibit B-1: Exhibit B-1 of the Lease is hereby amended to remove the Sites described on Exhibit B attached hereto and made a part hereof.

(iv)	Exhibit B-2: Exhibit B-2 of the Lease is hereby amended to remove the Sites described on Exhibit C attached hereto and made a part hereof.

(v)	Exhibit F: Exhibit F of the Lease is hereby deleted in its entirety and replaced with Exhibit D attached hereto.

(vi)
Security Deposit: The first sentence of Section 5.E of the Lease is hereby deleted in its entirety and replaced with the following: “Tenant has deposited with Landlord an amount equal to eighteen million four hundred sixty-three thousand two hundred seventy-eight and 12/100 Dollars ($18,463,278.12) (the “Security Deposit”) to secure Tenant’s obligations under this Lease.”  Within five (5) Business Days following the Effective Date Tenant shall deliver a replacement Letter of Credit to Lender in an amount equal to the Security Deposit.

(vii)	Schedule 19.B: Schedule 19.B of the Lease is hereby deleted in its entirety.

(viii)	Sections 11 and 12: Any reference to “the date hereof” in Section 11 and Section 12 of the Lease is hereby deleted and replaced with “the respective Commencement Date”

(ix)	Section 21.A: Section 21.A of the Lease is hereby deleted in its entirety and replaced with the following:

“A.          This Lease shall be fully assignable by the Landlord or its successors and assigns, in whole or in part in connection with Landlord’s sale or transfer of its interest in a Site.  In the event that from time to time Landlord desires to sever and partially assign its interest in the Lease with respect to one or more of the Sites in their entirety, then (a) the Base Rent allocated to any Sites covered by the partial assignment (the “Allocated Base Rent Amount”) shall be equal to the product of the Applicable Rent Reduction Percentage for such Sites and the then current Base Rent, (b) Landlord and Tenant shall within ten (10) Business Days of written request (the “Landlord Severance Notice”) by Landlord enter into (i) a lease modification agreement in the form attached hereto as Exhibit G-1 (each a “Lease Modification Agreement”), (ii) a new lease agreement covering such assigned Sites in substantially the form attached hereto as Exhibit G-2 (each a “New Lease”), and (iii) a landlord assignment and assumption of lease agreement with respect to such New Lease so assigned in the form reasonably required by Landlord’s assignee (each a “Landlord Assignment Agreements”, together with the Lease Modification Agreement and the New Lease, collectively, with respect to each Site or Sites being transferred, the “Lease Transfer Documents”); (c) upon the assignment by Landlord, in accordance with the Lease Modification Agreement this Lease shall be amended to exclude any such Sites the subject of such partial assignment from the Lease, and the Base Rent hereunder shall be reduced by the Allocated Base Rent Amount and such other reasonably required modifications; and (d) the Base Rent payable under the assigned lease will equal the Allocated Base Rent Amount.  In such event, each party shall deliver original executed counterparts of the Lease Transfer Documents to the party designated by Landlord within ten (10) Business Days of delivery of the Landlord Severance Notice.  In addition, Tenant and Landlord shall execute and deliver to the other, any other instruments and documents reasonably requested by Landlord or Tenant and reasonably approved by the other in connection with the sale or assignment including without limitation, SNDAs and/or memorandum of leases.  In addition, Tenant agrees to cooperate reasonably with Landlord in connection with any such sale or assignment at no cost or expense of or additional liability or adverse effect to, Tenant.  From and after the effective date of any such Landlord Assignment Agreement, Landlord will be released from any liability thereafter accruing with respect to the Sites covered thereby and such assignee shall be deemed to have assumed all such liabilities. In the event of a transfer by Landlord under this Section 21.A, the Security Deposit shall be reduced on a pro-rata basis to correspond with the adjusted Allocated Base Rent Amount as set forth in the applicable Lease Modification Agreement and refunded to Tenant or Tenant may elect to post a replacement Letter of Credit in such lesser amount. Following the effective date of any such transfer the cross-default provisions of this Lease shall be deemed null and void with respect to such transferred Sites.”

(x)
Assignment: The penultimate sentence of Section 21.D of the Lease is hereby deleted and replaced with the following: “Except as expressly released by the terms of this Lease or otherwise expressly agreed to by Landlord in writing in conjunction therewith, no Transfer shall relieve Tenant of its obligations under this Lease, it being understood that the initial Tenant under this Lease always shall remain liable and responsible for the obligations of the tenant hereunder.”

(xi)	Form of Lease Modification Agreement: Exhibit E attached hereto and made a part hereof, is hereby attached to the Lease as Exhibit G-1.

(xii)	Form of New Lease: Exhibit F attached hereto and made a part hereof, is hereby attached to the Lease as Exhibit G-2.

(xiii)	Section 21.F: The reference to “the date hereof” in Section 21.F of the Lease is hereby deleted and replaced with “July 29, 2020”.

(xiv)	Section 44: Section 44 of the Lease is hereby deleted in its entirety and replaced with the following:

“44.          BROKERS/CONSULTANTS.  Tenant warrants that it has had no dealings with any broker, agent or consultant in connection with this Lease other than Asset Finance Ltd., LLC (“Consultant”), whose fee has been paid by Tenant prior to the Commencement Date. Tenant covenants and agrees to pay, hold harmless and indemnify Landlord and Landlord Mortgagee for any compensation, commissions and charges claimed by any other broker, agent or consultant with respect to this Lease, based on Tenant’s actions.  Landlord warrants that it has had no dealings with any other broker or agent in connection with this Lease other than Consultant. Landlord covenants and agrees to pay, hold harmless and indemnify Tenant for any compensation, commissions and charges claimed by any other broker or agent with respect to this Lease, based on Landlord’s actions.”

(xv)	Local Law Provisions: Section 49.B, Section 49.E, Section 49.F, Section 49.G, Section 49.H, Section 49.K and Section 49.L of the Lease are hereby deleted in their entirety.

3.
Future Transfer of Properties.  Landlord and Tenant hereby acknowledge and agree that Landlord shall have the right, at its election, to remove one or more of the Sites set forth on Exhibit __attached hereto and made a part hereof (the “Tranche 2 Sites”) from the Lease and thereafter the Tranche 2 Sites shall be added to the Assigned Lease.  Upon written request from Landlord, Landlord and Tenant shall enter into an amendment to the Lease reasonably acceptable to Landlord and Tenant removing such Tranche 2 Sites therefrom and shall (and shall cause any of their respective affiliates that are parties to the Assigned Lease to) enter into an amendment to the Assigned Lease reasonably acceptable to Landlord and Tenant to add such Tranche 2 Sites to the Assigned Lease.

4.
Affirmation of Lease. Except as expressly provided herein, the Lease shall remain unchanged and in full force and effect; provided, that to the extent this Amendment conflicts with the Lease, the provisions of this Amendment shall control.

5.
Counterparts; Electronic Signatures. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by electronic means shall be equally as effective as delivery of a manually executed original counterpart of this Amendment.

6.	Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the successors and permitted assigns of the respective parties hereto.

7.
Entire Agreement. This Amendment contains the entire agreement between the parties hereto with respect to the subject matter of this Amendment, and supersedes all prior understandings, agreements and representations, if any, with respect to such subject matter.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above mentioned.

LANDLORD:

CB PORTFOLIO OWNER LLC,
a Delaware limited liability company

By:	/s/ James Hennessey
Name:	James Hennessey
Title:	Authorized Representative

STATE OF ILLINOIS	)
	)	SS.
COUNTY OF COOK	)

The foregoing instrument was acknowledged before me this 11 day of November 2020 by James Hennessey the Authorized Representative of CB PORTFOLIO OWNER LLC, a Delaware limited liability company, on behalf of such company.  This is an acknowledgement, and no oath or affirmation was administered to the signer of this instrument.

/s/ Heather Patricia Bear
Notary Public

CBCOTN002 LLC,
a Delaware limited liability company

By:	/s/ James Hennessey
Name:	James Hennessey
Title:	Authorized Representative

STATE OF ILLINOIS	)
	)	SS.
COUNTY OF COOK	)

The foregoing instrument was acknowledged before me this 11 day of November 2020 by James Hennessey the Authorized Representative of CBCOTN002 LLC a Delaware limited liability company, on behalf of such company.  This is an acknowledgement, and no oath or affirmation was administered to the signer of this instrument.

/s/ Heather Patricia Bear
Notary Public

CBMUTN001 LLC,
a Delaware limited liability company

By:	/s/ James Hennessey
Name:	James Hennessey
Title:	Authorized Representative

STATE OF ILLINOIS	)
	)	SS.
COUNTY OF COOK	)

The foregoing instrument was acknowledged before me this 11 day of November 2020 by James Hennessey the Authorized Representative of CBMUTN001 LLC a Delaware limited liability company, on behalf of such company.  This is an acknowledgement, and no oath or affirmation was administered to the signer of this instrument.

/s/ Heather Patricia Bear
Notary Public

CBCRTN001 LLC,
a Delaware limited liability company

By:	/s/ James Hennessey
Name:	James Hennessey
Title:	Authorized Representative

STATE OF ILLINOIS	)
	)	SS.
COUNTY OF COOK	)

The foregoing instrument was acknowledged before me this 11 day of November 2020 by James Hennessey the Authorized Representative of CBCRTN001 LLC a Delaware limited liability company, on behalf of such company.  This is an acknowledgement, and no oath or affirmation was administered to the signer of this instrument.

/s/ Heather Patricia Bear
Notary Public

CBCOTN001 LLC,
a Delaware limited liability company

By:	/s/ James Hennessey
Name:	James Hennessey
Title:	Authorized Representative

STATE OF ILLINOIS	)
	)	SS.
COUNTY OF COOK	)

The foregoing instrument was acknowledged before me this 11 day of November 2020 by James Hennessey the Authorized Representative of CBCOTN001 LLC a Delaware limited liability company, on behalf of such company.  This is an acknowledgement, and no oath or affirmation was administered to the signer of this instrument.

/s/ Heather Patricia Bear
Notary Public

CBPFTN001 LLC,
a Delaware limited liability company

By:	/s/ James Hennessey
Name:	James Hennessey
Title:	Authorized Representative

STATE OF ILLINOIS	)
	)	SS.
COUNTY OF COOK	)

The foregoing instrument was acknowledged before me this 11 day of November 2020 by James Hennessey the Authorized Representative of CBPFTN001 LLC a Delaware limited liability company, on behalf of such company.  This is an acknowledgement, and no oath or affirmation was administered to the signer of this instrument.

/s/ Heather Patricia Bear
Notary Public

CBPFTN001 LLC,
a Delaware limited liability company

By:	/s/ James Hennessey
Name:	James Hennessey
Title:	Authorized Representative

STATE OF ILLINOIS	)
	)	SS.
COUNTY OF COOK	)

The foregoing instrument was acknowledged before me this 11 day of November 2020 by James Hennessey the Authorized Representative of CBMOTN001 LLC a Delaware limited liability company, on behalf of such company.  This is an acknowledgement, and no oath or affirmation was administered to the signer of this instrument.

/s/ Heather Patricia Bear
Notary Public

TENANT:

CRACKER BARREL OLD COUNTRY STORE, INC.,
a Tennessee corporation

By:	/s/ Richard Wolfson
Name:	Richard Wolfson
Title:	Authorized Signatory

STATE OF TENNESSEE	)
	)	SS.
COUNTY OF WILLIAMSON	)

The foregoing instrument was acknowledged before me this 12th day of November 2020 by Richard Wolfson the Authorized Signatory of CRACKER BARREL OLD COUNTRY STORE, INC., a Tennessee corporation, on behalf of such corporation.  This is an acknowledgement, and no oath or affirmation was administered to the signer of this instrument.

/s/ Mary Clifton
Notary Public

CBOCS WEST, INC.,
a Nevada corporation

By:	/s/ Richard Wolfson
Name:	Richard Wolfson
Title:	Authorized Signatory

STATE OF TENNESSEE	)
	)	SS.
COUNTY OF WILLIAMSON	)

The foregoing instrument was acknowledged before me this 12th day of November 2020 by Richard Wolfson the Authorized Signatory of CBOCS WEST, INC., a Nevada corporation, on behalf of such corporation.  This is an acknowledgement, and no oath or affirmation was administered to the signer of this instrument.

/s/ Mary Clifton
Notary Public

CBOCS TEXAS, LLC,
a Tennessee limited liability company

By:	/s/ Richard Wolfson
Name:	Richard Wolfson
Title:	Authorized Signatory

STATE OF TENNESSEE	)
	)	SS.
COUNTY OF WILLIAMSON	)

The foregoing instrument was acknowledged before me this 12th day of November 2020 by Richard Wolfson the Authorized Signatory of CBOCS TEXAS, LLC, a Tennessee limited liability company, on behalf of such company.  This is an acknowledgement, and no oath or affirmation was administered to the signer of this instrument.

/s/ Mary Clifton
Notary Public

CBOCS PROPERTIES, INC.,
a Michigan corporation

By:	/s/ Richard Wolfson
Name:	Richard Wolfson
Title:	Authorized Signatory

STATE OF TENNESSEE	)
	)	SS.
COUNTY OF WILLIAMSON	)

The foregoing instrument was acknowledged before me this 12th day of November 2020 by Richard Wolfson the Authorized Signatory of CBOCS PROPERTIES, INC., a Michigan corporation, on behalf of such corporation.  This is an acknowledgement, and no oath or affirmation was administered to the signer of this instrument.

/s/ Mary Clifton
Notary Public

SCHEDULE 1

LANDLORD ENTITIES

Landlord
CB Portfolio Owner LLC
CBFRPA001 LLC
CBHAPA001 LLC
CBHBPA001 LLC
CBNSPA001 LLC
CBJCTN001 LLC
CBMOTN001 LLC
CBPFTN001 LLC
CBCLTN001 LLC
CBCOTN002 LLC
CBCOTN001 LLC
CBCRTN001 LLC
CBJATN001 LLC
CBLATN001 LLC
CBLCTN001 LLC
CBMUTN001 LLC
CBSMTN001 LLC

SCHEDULE 1(E)
RENEWAL TERMS

	Address	City	State	# of Fixed Renewal Terms	# of FMV Renewal Terms
1.	9191 Boyd-Cooper Pkwy.	Montgomery	AL	6	4
2.	3431 Ross Clark Circle	Dothan	AL	6	4
3.	181 Interstate Dr	Greenville	AL	6	4
4.	220 Leon Smith Parkway	Oxford	AL	6	4
5.	431 Hwy 71 North	Alma	AR	6	4
6.	1022 South 48th St.	Springdale	AR	6	4
7.	1600 N 6TH Street	W. Memphis	AR	6	4
8.	2281 E Florence Blvd.	Casa Grande	AZ	6	4
9.	5022 E Chandler Blvd	Chandler	AZ	6	4
10.	2560 E. Lucky Lane	Flagstaff	AZ	6	4
11.	3520 Stockton Hill Rd	Kingman	AZ	6	4
12.	16845 North 84th Avenue	Peoria	AZ	6	4
13.	21611 N. 26th Avenue	Phoenix	AZ	6	4
14.	8400 N Cracker Barrel Rd	Marana	AZ	6	4
15.	4735 Elizabeth St North	Pueblo	CO	6	4
16.	155 N. Krome Avenue	Florida City	FL	6	4
17.	4001 S.W. 43rd Street	Gainesville	FL	4	6
18.	502 Chaffee Point Road	Jacksonville	FL	6	4
19.	4343 Lakeland Park Drive	Lakeland	FL	5	5
20.	3845 Tollgate Blvd.	Naples	FL	5	5
21.	8050 Lavelle Way	Pensacola	FL	5	5
22.	4745 Helen Hauser Blvd.	Titusville	FL	6	4
23.	4758 Lanier Islands Parkway (Friendship Road)	Buford	GA	6	4
24.	715 Transit Ave.	Canton	GA	6	4
25.	527 Bullsboro Drive	Newnan	GA	6	4
26.	138 Eisenhower Drive	Commerce	GA	6	4
27.	1200 BOONE AVE	Kingsland	GA	6	4
28.	1000 HWY 80 E	Pooler	GA	6	4

Address	City	State	# of Fixed Renewal Terms	# of FMV Renewal Terms
29.	4350 East Southport Road	Indianapolis	IN	4	6
30.	4984 Kay Bee Dr.	Gas City	IN	6	4
31.	1898 N. Morristown Rd.	Shelbyville	IN	6	4
32.	995 E. 61st North	Park City	KS	6	4
33.	1960 Mel Browning Street	Bowling Green	KY	4	6
34.	800 Happy Valley Street	Cave City	KY	6	4
35.	5311 Frederica St	Owensboro	KY	6	4
36.	2313 South Tanger Blvd.	Gonzales	LA	6	4
37.	1795 Andover St.	Tewksbury	MA	6	4
38.	1440 Handlir Drive	Bel Air	MD	6	4
39.	4340 Kenowa Avenue	Grandville	MI	6	4
40.	30750 Little Mack Road	Roseville	MI	6	4
41.	915 N. Woodbine Road	St. Joseph	MO	6	4
42.	128 St. Robert Blvd.	St Robert	MO	6	4
43.	6659 Hwy 49	Hattiesburg	MS	6	4
44.	6420 Sessions Court	Clemmons	NC	6	4
45.	7809 Lyles Lane	Concord	NC	6	4
46.	4402 Landview Drive	Greensboro	NC	5	5
47.	955 Airport Blvd	Morrisville	NC	6	4
48.	21 Van Campen Blvd	Wilmington	NC	6	4
49.	5199 NC Highway 42 W	Garner	NC	6	4
50.	1717 Nc Highway 67	Jonesville	NC	6	4
51.	123 Regency Center Drive	Mooresville	NC	6	4
52.	6700 North 27th Street	Lincoln	NE	6	4
53.	172 Howard Blvd.	Mount Arlington	NJ	6	4
54.	1240 Route 73	Mount Laurel	NJ	6	4
55.	14 Frontage Road	Clinton	NJ	6	4
56.	110 Hancock Lane	Westampton,	NJ	6	4
57.	5700 Redlands Rd. NW	Albuquerque	NM	6	4
58.	615 Ring Road	Harrison	OH	6	4
59.	4901 N.E. 122nd Street	Edmond	OK	6	4

18

Address	City	State	# of Fixed Renewal Terms	# of FMV Renewal Terms
60.	8008 E. 31st Street	Tulsa	OK	6	4
61.	956 Schuylkill Mall	Frackville	PA	2	8
62.	1140 Kinley Road	Irmo	SC	6	4
63.	8 Factory Shops Blvd	Gaffney	SC
64.	2285 Parkway	Pigeon Forge	TN	6	4
65.	1534 Bear Creek Pike	Columbia	TN	6	4
66.	1295 S Walnut Avenue	Cookeville	TN	6	4
67.	23 Executive Drive	Crossville	TN	4	6
68.	9649 East Davies Plantation Rd	Lakeland	TN	6	4
69.	325 Ft Loudoun Medical Cent Dr	Lenoir City	TN	6	4
70.	138 Chaffin Place	Murfreesboro	TN	5	5
71.	18151 Katy Freeway	Houston	TX	6	4
72.	3302 St. Michaels Drive	Texarkana	TX	6	4
73.	1323 N. Central Expressway	Allen	TX	6	4
74.	4300 South Bowen Road	Arlington	TX	6	4
75.	3110 Briarcrest Dr	Bryan	TX	6	4
76.	550 Old San Antonio Road	Buda	TX	6	4
77.	1301 League Line Road	Conroe	TX	6	4
78.	4008 N I-35	Denton	TX	6	4
79.	201 E Central TX Expy	Harker Heights	TX	6	4
80.	231 Gulf Freeway South	League City	TX	6	4
81.	3817 W Expressway 83	McAllen	TX	6	4
82.	2350 IH 35 N	Round Rock	TX	6	4
83.	11030 I H 10 W	San Antonio	TX	6	4
84.	4321 IH 35 S	San Marcos	TX	6	4
85.	12401 Red Water Creek Road	Chester	VA	6	4
86.	4700 Portsmouth Boulevard	Chesapeake	VA	6	4
87.	3620 Mayland Court	Richmond	VA	6	4
88.	3 Cracker Barrel Drive	Barboursville	WV	6	4
89.	2206 Pleasant Valley Road	Fairmont	WV	6	4
90.	2112 Harper Road	Beckley	WV	6	4
91.	11 Goff Xing	Cross Lanes	WV	6	4

19

EXHIBIT A

EXHIBIT A
TO
LEASE AGREEMENT

BASE RENT SCHEDULE

REDACTED

EXHIBIT B

PREMISES

Address:

Square

Legal Description:

EXHIBIT C

REDACTED

EXHIBIT D

EXHIBIT F
TO
LEASE AGREEMENT

FORM OF SEPARATE LEASE

EXHIBIT E

EXHIBIT G-1
TO
LEASE AGREEMENT

FORM OF LEASE MODIFICATION AGREEMENT

EXHIBIT F

EXHIBIT G-2
TO
LEASE AGREEMENT

FORM OF NEW LEASE

EXHIBIT G

TRANCHE 2 SITES

REDACTED